Exhibit 32.1

OFFICER’S CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

The undersigned Jeffrey A. Beunier, the Chief Financial Officer of Recovery Energy, Inc., (the “Corporation”), in connection with the Corporation’s Quarterly Report on Form 10-Q for the period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1. The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

Date: May 20, 2010

Recovery Energy, Inc.

/s/ Jeffrey A. Beunier
Jeffrey A. Beunier
Chief Financial Officer